SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1999

                                  HSBC USA Inc.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                  1-2940                         22-1093160
        (Commission File Number)    (IRS Employer Identification No.)



                                 One HSBC Center
                             Buffalo, New York 14203
          (Address of principal executive offices, including ZIP code)



                                 (716) 841-2424
              (Registrant's telephone number, including area code)




          (former name or former address, if changed since last report)

Item 5. Other Events.

     Effective at 12:15 p.m. on December 31, 1999, Registrant merged (the "Merger") with and into Republic New York Corporation, a Maryland corporation ("RNYC"), and RNYC assumed all of the payment obligations and all other covenants required to be performed or observed by Registrant in connection with Registrant's 7% Subordinated Notes due 2006 (the "7% Notes") listed on the New York Stock Exchange, Inc. Accordingly, from and after December 31, 1999, holders of the 7% Notes should refer to the periodic reports filed with the Securities and Exchange Commission by Republic New York Corporation (File No. 1-7436), which changed its name to "HSBC USA Inc." effective on January 3, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2000

                               HSBC USA Inc.
                               (Registrant)


                               By: /s/ Gerald A. Ronning
                                   ----------------------
                               Name: Gerald A. Ronning
                               Title: Executive Vice President & Controller